Exhibit 10.3

DOMINO’S PIZZA MASTER ISSUER LLC,

CERTAIN SUBSIDIARIES OF DOMINO’S PIZZA MASTER ISSUER LLC

PARTY HERETO,

DOMINO’S SPV GUARANTOR LLC,

DOMINO’S PIZZA LLC,

as Manager and in its individual capacity,

DOMINO’S PIZZA NS CO.,

and

CITIBANK, N.A.,

as Trustee

AMENDMENT NO. 1

Dated as of October 21, 2015

to the

AMENDED AND RESTATED MANAGEMENT AGREEMENT

Dated as of March 15, 2012

AMENDMENT NO. 1 TO AMENDED AND RESTATED MANAGEMENT AGREEMENT

AMENDMENT NO. 1, dated as of October 21, 2015 (this “Amendment No. 1”), to the Amended and Restated Management Agreement, dated as March 15, 2012 (the “Management Agreement”) by and among Domino’s Pizza Master Issuer LLC, a Delaware limited liability company (the “Master Issuer”), Domino’s Pizza Distribution LLC, a Delaware limited liability company (the “Domestic Distributor”), Domino’s SPV Canadian Holding Company Inc., a Delaware corporation (the “SPV Canadian Holdco”), Domino’s IP Holder LLC, a Delaware limited liability company (the “IP Holder”, and together with the Master Issuer, the Domestic Distributor and SPV Canadian Holdco, the “Co-Issuers”), Domino’s SPV Guarantor LLC, a Delaware limited liability company (the “SPV Guarantor”), Domino’s Pizza Franchising LLC, a Delaware limited liability company (the “Domestic Franchisor”), Domino’s Pizza International Franchising Inc., a Delaware corporation (the “International Franchisor”), Domino’s Pizza Canadian Distribution ULC, a Nova Scotia unlimited company (the “Canadian Distributor”), Domino’s EQ LLC, a Delaware limited liability company (the “Domestic Distribution Equipment Holder”), Domino’s RE LLC, a Delaware limited liability company (the “Domestic Distribution Real Estate Holder”, and together with the SPV Guarantor, the Domestic Franchisor, the International Franchisor, the Canadian Distributor and the Domestic Distribution Equipment Holder, the “Guarantors”), Domino’s Pizza LLC, a Michigan limited liability company (“DPL”), Domino’s Pizza NS Co., a Nova Scotia unlimited company (the “Canadian Manufacturer”), Citibank, N.A. (“Citibank”), as trustee (the “Trustee”).

W I T N E S S E T H:

WHEREAS, Section 8.2 of the Management Agreement provides, among other things, that the parties to the Management Agreement may amend the Management Agreement from time to time in a writing by such parties, with the consent of the Control Party if such amendment could reasonably materially and adversely affect the interest of the Noteholders;

WHEREAS, the Co-Issuers, the Guarantors, DPL and the Canadian Manufacturer have duly authorized the execution and delivery of this Amendment No. 1;

WHEREAS, the Control Party is willing to provide its written consent (in accordance with the terms and conditions of the Base Indenture) to the execution of this Amendment No. 1;

WHEREAS, the holders of the Series 2015-1 Senior Notes have consented to the terms of the amendments to the Management Agreement set forth herein; and

WHEREAS, the Co-Issuers, the Guarantors, DPL, the Canadian Manufacturer and the Trustee wish to amend the Management Agreement as set forth herein.

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NOW, THEREFORE, in consideration of the provisions, covenants and the mutual agreements herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Unless otherwise defined herein, capitalized terms used herein (including the preamble and the recitals hereto) shall have the meanings assigned to such terms in the Definitions List attached to the Base Indenture (as defined in the Management Agreement and as amended, supplement or otherwise modified from time to time, the “Base Indenture”) as Annex A (as such Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the provisions of the Amended and Restated Base Indenture (the “Base Indenture Definitions List”)).

ARTICLE II

AMENDMENTS

Section 2.1 Manager Termination Event (section 6.1 of the Management Agreement). Section 6.1(a)(viii) and Section 6.1(a)(ix) of the Management Agreement are hereby amended by deleting the stricken text and inserting the double underlined text in the following paragraphs:

(viii) a final non-appealable judgment for an amount in excess of $~~25,000,000~~ 50,000,000 (exclusive of any portion thereof which is insured) is rendered against the Manager or, so long as DPL is the Manager, is rendered against Holdco or Intermediate Holdco by a court of competent jurisdiction and is not paid or discharged within ~~30~~ 60 days;

(ix) an acceleration of more than $~~25,000,000~~50,000,000 of the Indebtedness of the Manager or, so long as DPL is the Manager, Intermediate Holdco or Holdco;

ARTICLE III

EFFECTIVE DATE; IMPLEMENTATION DATE

The provisions of this Amendment No. 1 shall be effective upon execution and delivery of this instrument by the parties hereto with the consent of the Control Party.

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Notwithstanding the foregoing sentence, Article II of this Amendment No. 1 shall become operative only upon the payment in full of the Outstanding Principal Amount of the Series 2012-1 Class A-2 Notes (as defined in the Series 2012-1 Supplement dated as of March 15, 2012). Except as expressly set forth or contemplated in this Amendment No. 1, the terms and conditions of the Management Agreement shall remain in place and not be altered, amended or changed in any manner whatsoever, except by any further amendment to the Management Agreement made in accordance with the terms thereof, as amended by this Amendment No. 1.

ARTICLE IV

GENERAL

Section 4.1 Binding Effect. This Amendment No. 1 shall inure to the benefit of and be binding on the respective successors and assigns of the parties hereto.

Section 4.2 Counterparts. The parties to this Amendment No. 1 may sign any number of copies of this Amendment No. 1. Each signed copy shall be an original, but all of them together represent the same agreement.

Section 4.3 Governing Law. THIS AMENDMENT No. 1 SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

Section 4.4 Amendments. This Amendment No. 1 may not be modified or amended except in accordance with the terms of the Management Agreement.

Section 4.5 Matters relating to the Trustee. The Trustee makes no representations or warranties as to the correctness of the recitals contained herein, which shall be taken as statements of the other parties, or the validity or sufficiency of this Amendment No. 1 and the Trustee shall not be accountable or responsible for or with respect to nor shall the Trustee have any responsibility for provisions thereof. In entering into this Amendment No. 1, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct of or affecting the liability of or affording protection to the Trustee.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

Each party hereto represents and warrants to each other party hereto that this Amendment No. 1 has been duly and validly executed and delivered by such party and constitutes its legal, valid and binding obligation, enforceable against such party in accordance with its terms.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Management Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

DOMINO’S PIZZA LLC, as Manager and in its individual capacity

By:
	Name:	Adam J. Gacek
	Title:	Secretary

DOMINO’S PIZZA NS CO.

By:
	Name:	Adam J. Gacek
	Title:	Secretary

DOMINO’S PIZZA MASTER ISSUER LLC

By:
	Name:	Adam J. Gacek
	Title:	Secretary

DOMINO’S PIZZA DISTRIBUTION LLC

By:
	Name:	Adam J. Gacek
	Title:	Secretary

Domino’s Amendment No. 1 to Amended and Restated Management Agreement

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.

By:
	Name:	Adam J. Gacek
	Title:	Secretary

DOMINO’S IP HOLDER LLC

By:
	Name:	Adam J. Gacek
	Title:	Secretary

DOMINO’S SPV GUARANTOR LLC

By:
	Name:	Adam J. Gacek
	Title:	Secretary

DOMINO’S PIZZA FRANCHISING LLC

By:
	Name:	Adam J. Gacek
	Title:	Secretary

DOMINO’S PIZZA INTERNATIONAL FRANCHISING INC.

By:
	Name:	Adam J. Gacek
	Title:	Secretary

Domino’s Amendment No. 1 to Amended and Restated Management Agreement

DOMINO’S PIZZA CANADIAN DISTRIBUTION ULC

By:
	Name:	Adam J. Gacek
	Title:	Secretary

DOMINO’S EQ LLC

By:
	Name:	Adam J. Gacek
	Title:	Secretary

DOMINO’S RE LLC

By:
	Name:	Adam J. Gacek
	Title:	Secretary

Domino’s Amendment No. 1 to Amended and Restated Management Agreement

CITIBANK, N.A.
as Trustee

By:
Name:
Title:

Domino’s Amendment No. 1 to Amended and Restated Management Agreement

CONSENT OF CONTROL PARTY AND CONTROLLING CLASS REPRESENTATIVE:

MIDLAND LOAN SERVICES, a division of PNC Bank, National Association, as the Control Party in accordance with Section 2.4 of the Servicing Agreement and in its capacity as the Control Party to exercise the rights of the Controlling Class Representative (pursuant to Section 11.1(d) of the Indenture)

By:
Name:
Title:

Domino’s Amendment No. 1 to Amended and Restated Management Agreement